UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 17, 2021
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Penn National Gaming, Inc.
(Exact Name of Registrant as Specified in Charter)
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Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of Principal Executive Offices, and Zip Code)

610-373-2400
Registrant's Telephone Number, Including Area Code
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(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2021, Penn National Gaming, Inc. (the “Company”) filed its Second Amended and Restated Articles of Incorporation (the “Articles”) with the Department of State of the Commonwealth of Pennsylvania. The Articles, as amended and restated and approved by the Company’s shareholders at the 2021 Annual Meeting of Shareholders, increase the number of authorized shares of common stock from 200,000,000 to 400,000,000.

The form of the Company’s Articles, as filed, is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Second Amended and Restated Articles of Incorporation of Penn National Gaming, Inc., as filed with the Department of State of the Commonwealth of Pennsylvania on June 17, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 21, 2021	PENN NATIONAL GAMING, INC.

		By:	/s/ Harper Ko
Harper Ko
Executive Vice President, Chief Legal Officer and Secretary